EXHIBIT 99.24

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

TOTAL

Total Number of Loans	4,267
Total Loan Balance	774,278,089
Average Loan Balance	181,457
WA CLTV (w/o Silent Seconds)	81.0%
WAC	7.68%
WA FICO	629
WALA	2
WAM	352
Fxd Rate	18.3
IOs	30.8
MH	0.0
1st Lien	95.1
2nd Lien	4.9
Occupancy--OO	96.9
Doc Type--Full/Alternative	42.8
Stated Doc	57.2
Cash Out Refi	0.0
Purchase	39.9

Loans with silent seconds :
% of Portfolio w/ SS	32.8%
$ amount	254,243,349
# of First Liens w/ SS	1,128
CLTV of Total Portfolo (that includes silent 2nds)	87.4%
California	28.9%
Prepay Penalties	71.4%
Pre-Funding Balance
Expected Final Pool

Mortgage Rate

%	Balance
5.001 - 5.500	1,273,494	0.2%
5.501 - 6.000	11,425,448	1.5%
6.001 - 6.500	71,792,690	9.3%
6.501 - 7.000	158,244,074	20.4%
7.001 - 7.500	164,051,191	21.2%
7.501 - 8.000	152,886,638	19.8%
8.001 - 8.500	79,982,870	10.3%
8.501 - 9.000	60,147,138	7.8%
9.001 - 9.500	25,189,891	3.3%
9.501 - 10.000	19,487,289	2.5%
10.001 - 10.500	10,270,251	1.3%
10.501 - 11.000	7,535,179	1.0%
11.001 - 11.500	3,309,652	0.4%
11.501 - 12.000	2,963,152	0.4%
12.001 - 12.500	4,123,240	0.5%
12.501 - 13.000	1,400,467	0.2%
13.001 - 13.500	57,794	0.0%
13.501 - 14.000	137,630	0.0%

Total:	774,278,089	100%

Gross Margin
%	Balance
3.001 - 3.500	1,969,581	0.3%
3.501 - 4.000	10,978,075	1.4%
4.001 - 4.500	2,717,959	0.4%
4.501 - 5.000	6,593,445	0.9%
5.001 - 5.500	20,428,392	2.6%
5.501 - 6.000	58,374,033	7.5%
6.001 - 6.500	131,053,941	16.9%
6.501 - 7.000	149,405,783	19.3%
7.001 - 7.500	105,621,129	13.6%
7.501 - 8.000	70,803,301	9.1%
8.001 - 8.500	45,717,528	5.9%
8.501 - 9.000	23,783,443	3.1%
9.001 - 9.500	4,506,819	0.6%
9.501 - 10.000	435,172	0.1%
10.001 - 10.500	101,330	0.0%
Fixed	141,788,157	18.3%

Total:	774,278,089	100%

ARM Maximum Rate
%	Balance
8.501 - 9.000	177,650	0.0%
11.001 - 11.500	531,478	0.1%
11.501 - 12.000	2,511,919	0.4%
12.001 - 12.500	6,323,498	1.0%
12.501 - 13.000	22,543,648	3.6%
13.001 - 13.500	66,176,204	10.5%
13.501 - 14.000	128,696,375	20.4%
14.001 - 14.500	135,531,226	21.4%
14.501 - 15.000	126,362,345	20.0%
15.001 - 15.500	65,319,722	10.3%
15.501 - 16.000	50,063,774	7.9%
16.001 - 16.500	18,592,620	2.9%
16.501 - 17.000	7,893,397	1.3%
17.001 - 17.500	1,428,438	0.2%
17.501 - 18.000	337,639	0.1%

Total:	632,489,932	100%

ARM Minimum Rate
%	Balance
5.001 - 5.500	1,273,494	0.2%
5.501 - 6.000	10,743,311	1.7%
6.001 - 6.500	60,122,560	9.5%
6.501 - 7.000	132,739,380	21.0%
7.001 - 7.500	143,938,532	22.8%
7.501 - 8.000	134,260,738	21.2%
8.001 - 8.500	68,607,865	10.9%
8.501 - 9.000	51,638,619	8.2%
9.001 - 9.500	19,001,588	3.0%
9.501 - 10.000	8,397,768	1.3%
10.001 - 10.500	1,428,438	0.2%
10.501 - 11.000	337,639	0.1%

Total:	632,489,932	100%

Initial Cap (%)
%	Balance
1.00	94,879	0.0%
1.50	596,777	0.1%
2.00	265,449	0.0%
3.00	631,101,894	99.8%
5.00	430,933	0.1%

Total:	632,489,932	100%

Periodic Cap (%)
%	Balance
1.00	53,485,794	8.5%
1.50	578,698,333	91.5%
6.00	305,805	0.1%

Total:	632,489,932	100%

CLTV’s (w/0 Silent Seconds)
%	Balance
0.01 - 50.00	11,845,437	1.5%
50.01 - 55.00	5,806,171	0.7%
55.01 - 60.00	11,988,142	1.5%
60.01 - 65.00	16,778,935	2.2%
65.01 - 70.00	33,536,338	4.3%
70.01 - 75.00	60,712,237	7.8%
75.01 - 80.00	384,629,054	49.7%
80.01 - 85.00	61,862,054	8.0%
85.01 - 90.00	97,769,862	12.6%
90.01 - 95.00	33,891,184	4.4%
95.01 - 100.00	55,458,676	7.2%

Total:	774,278,089	100.0%

Credit Scores
	Balance
<= 499	-	0.0%
500 - 519	27,181,648	3.5%
520 - 539	34,723,241	4.5%
540 - 559	47,821,259	6.2%
560 - 579	44,906,877	5.8%
580 - 599	65,213,554	8.4%
600 - 619	91,600,117	11.8%
620 - 639	128,687,626	16.6%
640 - 659	114,205,474	14.8%
660 - 679	85,397,308	11.0%
680 - 699	53,953,189	7.0%
700 - 719	34,006,367	4.4%
720 - 739	23,360,028	3.0%
740 - 759	11,264,506	1.5%
760 >=	11,956,894	1.5%

Total:	774,278,089	100%

DTI
%	Balance
<= 0.000	—	0.0%
0.001 - 11.000	1,744,823	0.2%
11.001 - 16.000	851,144	0.1%
16.001 - 21.000	5,987,655	0.8%
21.001 - 26.000	13,935,855	1.8%
26.001 - 31.000	28,539,092	3.7%
31.001 - 36.000	53,229,868	6.9%
36.001 - 41.000	90,602,506	11.7%
41.001 - 46.000	201,170,648	26.0%
46.001 - 51.000	314,714,883	40.7%
51.001 - 56.000	63,422,615	8.2%
56.001 - 61.000	79,000	0.0%
61.001 - 66.000	—	0.0%

Total:	774,278,089	100%

Loan Balance
	Balance
<= 50,000	11,631,952.85	1.5%
50,001 - 100,000	68,154,735.10	8.8%
100,001 - 150,000	105,642,908.94	13.6%
150,001 - 200,000	116,532,553.28	15.1%
200,001 - 250,000	115,127,389.52	14.9%
250,001 - 300,000	103,457,119.17	13.4%
300,001 - 350,000	68,969,760.90	8.9%
350,001 - 400,000	62,417,002.51	8.1%
400,001 - 450,000	46,211,938.63	6.0%
450,001 - 500,000	41,714,449.08	5.4%
500,001 - 550,000	14,642,106.88	1.9%
550,001 - 600,000	12,628,718.33	1.6%
600,001 - 650,000	5,028,453.98	0.7%
650,001 - 700,000	679,000.00	0.1%
700,001 - 750,000	1,440,000.00	0.2%
750,001 - 800,000	—	0.0%
800,001 - 850,000	—	0.0%
850,001 - 900,000	—	0.0%
900,001 - 950,000	—	0.0%

Total:	774,278,089	100%

Occupancy Types
	Balance
Primary	750,172,388	96.9%
Second Home	-	0.0%
Investor	24,105,701	3.1%

Total:	774,278,089	100%

Loan Term
Months	Balance
120	190,000	0.0%
180	26,141,929	3.4%
240	4,022,486	0.5%
300	141,000	0.0%
360	743,782,673	96.1%

Total:	774,278,089	100%

Loan Purpose

	Balance
Purchase	309,085,302	39.9%
Refi (Cashout)	449,676,691	58.1%
Debt Consolidation	—	0.0%
Home Improvement	—	0.0%
Refi (Rate Term)	15,516,095	2.0%

Total:	774,278,089	100%

Product Type
	Balance
Adjustable	585,995,890	75.7%
Fixed	111,810,359	14.4%
Adjustable Balloon	46,494,042	6.0%
Fixed Balloon	29,977,798	3.9%

Total:	774,278,089	100%

Interest Only
	Balance
2YR IO	—	0.0%
3YR IO	—	0.0%
5YR IO	238,287,270	30.8%
10YR IO	—	0.0%
NON IO	535,990,819	69.2%

Total:	774,278,089	100%

Hybrid Types
	Balance
ARM 2/28	181,678,906	23.5%
ARM 3/27	172,477,468	22.3%
ARM 2/28 - 60mo IO	166,081,047	21.4%
ARM 3/27 - 60mo IO	58,875,886	7.6%
ARM 2/28 - Balloon 40/30	26,165,349	3.4%
ARM 3/27 - Balloon 40/30	20,328,693	2.6%
ARM 5/25 - 60mo IO	5,140,493	0.7%
ARM 5/25	1,742,091	0.2%
Fixed	141,788,157	18.3%

Total:	774,278,089	100%

Property Type
	Balance
Single Family	649,594,637	83.9%
Condo	38,460,774	5.0%
Duplex	28,905,277	3.7%
Townhouse	28,422,983	3.7%
3-4 Family	27,844,270	3.6%
Row Home	473,710	0.1%
Manufactured	470,096	0.1%
PUD	106,341	0.0%

Total:	774,278,089	100%

Documentation
	Balance
Full	331,582,082	42.8%
Reduced	1,708,621	0.2%
Stated	440,987,386	57.0%
No Doc	0	0.0%

Total:	774,278,089	100%

Lien Priority
	Balance
First	736,331,431	95.1%
Second	37,946,658	4.9%

Total:	774,278,089	100%

Mortgage Insurance
	Balance
Mortgage Insurance	—	0.0%
Not Insured	774,278,089	100.0%
Coverage Down to:

Total:	774,278,089	100.0%

	Originator	Servicer
[Names of originators & servicers]

First NLC	100.00%
JPM Chase		100.00%

Geographic Distribution-States
State	Balance
California	224,086,777	28.9%
Florida	132,408,430	17.1%
Illinois	96,714,882	12.5%
Maryland	40,314,614	5.2%
Massachusetts	23,436,202	3.0%
Texas	22,798,668	2.9%
Arizona	21,850,550	2.8%
Virginia	20,620,052	2.7%
Michigan	20,300,572	2.6%
New Jersey	16,503,014	2.1%
Pennsylvania	16,147,720	2.1%
Nevada	13,362,483	1.7%
Washington	13,324,469	1.7%
New York	12,388,200	1.6%
North Carolina	11,749,395	1.5%
Wisconsin	11,562,326	1.5%
Georgia	10,564,522	1.4%
Rhode Island	9,736,008	1.3%
Oregon	7,848,142	1.0%
Tennessee	7,625,805	1.0%
Indiana	6,548,593	0.8%
Minnesota	5,880,866	0.8%
Connecticut	5,596,754	0.7%
Ohio	4,162,922	0.5%
Colorado	3,947,970	0.5%
Hawaii	3,761,443	0.5%
Missouri	1,917,281	0.2%
Kentucky	1,464,691	0.2%
Idaho	1,405,883	0.2%
Utah	1,080,701	0.1%
Nebraska	1,067,810	0.1%
Kansas	752,500	0.1%
Iowa	684,474	0.1%
Delaware	631,400	0.1%
New Hampshire	493,478	0.1%
Louisiana	452,600	0.1%
New Mexico	435,193	0.1%
Oklahoma	177,344	0.0%
South Carolina	164,454	0.0%
Arkansas	134,300	0.0%
South Dakota	110,000	0.0%
Wyoming	64,600	0.0%

	774,278,089	100%

Geographic Distribution-MSAs

MSA	Balance
N/A	33,609,254	4.3%
Akron	371,552	0.1%
Albany-Schenectady-Troy	124,100	0.0%
Albuquerque	295,443	0.0%
Allentown-Bethlehem-Easton	1,269,983	0.2%
Altoona	88,421	0.0%
Ann Arbor	646,482	0.1%
Appleton-Oshkosh-Neenah	715,935	0.1%
Asheville	110,700	0.0%
Athens	334,683	0.0%
Atlanta	8,836,566	1.1%
Austin-San Marcos	749,100	0.1%
Bakersfield	6,704,388	0.9%
Baltimore	9,230,109	1.2%
Barnstable-Yarmouth	283,500	0.0%
Baton Rouge	171,000	0.0%
Bellingham	189,000	0.0%
Benton Harbor	153,840	0.0%
Bergen-Passaic	3,734,173	0.5%
Bloomington	138,000	0.0%
Boise City	506,094	0.1%
Boston, MA-NH	7,756,138	1.0%
Boulder-Longmont	178,000	0.0%
Bremerton	395,643	0.1%
Bridgeport	1,031,200	0.1%
Brockton	2,185,471	0.3%
Charlottesville	335,818	0.0%
Charlotte-Gastonia-Rock Hill, NC-SC	2,080,583	0.3%
Chattanooga, TN-GA	753,721	0.1%
Chicago	92,681,678	12.0%
Chico-Paradise	526,915	0.1%
Cincinnati, OH-KY-IN	199,500	0.0%
Clarksville-Hopkinsville, TN-KY	110,000	0.0%
Cleveland-Lorain-Elyria	706,403	0.1%
Colorado Springs	752,345	0.1%
Columbia	98,454	0.0%
Columbus	1,578,172	0.2%
Columbus, GA-AL	479,650	0.1%
Corvallis	194,400	0.0%
Cumberland, MD-WV	224,294	0.0%
Dallas	9,385,387	1.2%
Danville	33,988	0.0%
Davenport-Moline-Rock Island, IA-IL	220,050	0.0%
Daytona Beach	1,828,304	0.2%
Decatur	216,791	0.0%
Denver	1,933,525	0.3%
Des Moines	571,224	0.1%
Detroit	15,372,835	2.0%
Dutchess County	241,392	0.0%
Eau Claire	225,246	0.0%
El Paso	178,001	0.0%
Erie	311,400	0.0%
Eugene-Springfield	285,250	0.0%
Evansville-Henderson, IN-KY	255,200	0.0%
Fayetteville	220,938	0.0%
Fitchburg-Leominster	751,200	0.1%
Flint	827,703	0.1%
Fort Collins-Loveland	220,000	0.0%
Fort Lauderdale	22,344,606	2.9%
Fort Myers-Cape Coral	6,096,490	0.8%
Fort Pierce-Port St. Lucie	3,515,425	0.5%
Fort Walton Beach	148,000	0.0%
Fort Wayne	126,979	0.0%
Fort Worth-Arlington	4,858,176	0.6%
Fresno	7,935,636	1.0%
Gainesville	101,541	0.0%
Galveston-Texas City	241,650	0.0%
Gary	1,902,340	0.3%
Grand Rapids-Muskegon-Holland	2,345,407	0.3%
Green Bay	403,366	0.1%
Greensboro—Winston-Salem—High Point	3,673,174	0.5%
Greenville	370,240	0.1%
Greenville-Spartanburg-Anderson	66,000	0.0%
Hagerstown	984,146	0.1%
Hamilton-Middletown	129,600	0.0%
Harrisburg-Lebanon-Carlisle	609,653	0.1%
Hartford	2,555,100	0.3%
Hickory-Morganton-Lenoir	503,522	0.1%
Honolulu	574,250	0.1%
Houston	6,928,934	0.9%
Indianapolis	1,273,475	0.2%
Jackson	806,344	0.1%
Jacksonville	2,906,973	0.4%
Janesville-Beloit	97,200	0.0%
Joplin	50,851	0.0%
Kalamazoo-Battle Creek	326,416	0.0%
Kankakee	632,533	0.1%
Kansas City, MO-KS	1,783,900	0.2%
Kenosha	389,700	0.1%
Knoxville	421,563	0.1%
Kokomo	123,898	0.0%
Lafayette	217,486	0.0%
Lakeland-Winter Haven	2,072,927	0.3%
Lancaster	459,066	0.1%
Lansing-East Lansing	240,000	0.0%
Las Vegas, NV-AZ	12,454,377	1.6%
Lawrence, MA-NH	1,866,983	0.2%
Lexington	144,000	0.0%
Lima	77,350	0.0%
Lincoln	262,485	0.0%
Los Angeles-Long Beach	47,061,275	6.1%
Louisville, KY-IN	1,190,553	0.2%
Lowell, MA-NH	1,420,480	0.2%
Lynchburg	523,500	0.1%

Macon	229,872	0.0%
Madison	2,470,745	0.3%
Medford-Ashland	787,070	0.1%
Melbourne-Titusville-Palm Bay	2,582,827	0.3%
Memphis, TN-AR-MS	3,241,767	0.4%
Merced	5,460,777	0.7%
Miami	41,955,039	5.4%
Middlesex-Somerset-Hunterdon	2,672,774	0.4%
Milwaukee-Waukesha	4,465,705	0.6%
Minneapolis-St. Paul, MN-WI	5,171,462	0.7%
Modesto	6,046,773	0.8%
Monmouth-Ocean	2,711,533	0.4%
Muncie	117,500	0.0%
Naples	5,399,000	0.7%
Nashville	1,987,130	0.3%
Nassau-Suffolk	7,562,691	1.0%
New Bedford	1,255,250	0.2%
New Haven-Meriden	571,954	0.1%
New London-Norwich, CT-RI	380,000	0.1%
New Orleans	281,600	0.0%
New York	3,404,230	0.4%
Newark	4,101,992	0.5%
Newburgh, NY-PA	1,616,710	0.2%
Norfolk-Virginia Beach-Newport News, VA-NC	2,880,838	0.4%
Oakland	19,006,840	2.5%
Ocala	845,199	0.1%
Olympia	804,750	0.1%
Omaha, NE-IA	805,324	0.1%
Orange County	8,460,444	1.1%
Orlando	9,815,093	1.3%
Panama City	187,000	0.0%
Pensacola	465,089	0.1%
Peoria-Pekin	599,500	0.1%
Philadelphia, PA-NJ	8,011,955	1.0%
Phoenix-Mesa	20,334,572	2.6%
Pittsburgh	2,642,733	0.3%
Pittsfield	121,000	0.0%
Pocatello	96,350	0.0%
Portland-Vancouver, OR-WA	5,420,811	0.7%
Portsmouth-Rochester, NH-ME	325,578	0.0%
Providence-Fall River-Warwick, RI-MA	10,135,277	1.3%
Pueblo	170,000	0.0%
Punta Gorda	480,433	0.1%
Racine	519,052	0.1%
Raleigh-Durham-Chapel Hill	2,285,304	0.3%
Reno	224,000	0.0%
Richland-Kennewick-Pasco	273,487	0.0%
Richmond-Petersburg	2,771,996	0.4%
Riverside-San Bernardino	42,626,764	5.5%
Roanoke	123,900	0.0%
Rochester	386,578	0.1%
Rockford	806,000	0.1%
Rocky Mount	84,000	0.0%
Sacramento	16,835,880	2.2%
Saginaw-Bay City-Midland	49,938	0.0%
Salem	338,147	0.0%
Salinas	3,644,596	0.5%
Salt Lake City-Ogden	1,080,701	0.1%
San Diego	14,439,485	1.9%
San Francisco	4,771,066	0.6%
San Jose	9,194,457	1.2%
San Luis Obispo-Atascadero-Paso Robles	278,000	0.0%
Santa Barbara-Santa Maria-Lompoc	460,000	0.1%
Santa Fe	139,750	0.0%
Santa Rosa	4,086,950	0.5%
Sarasota-Bradenton	2,837,555	0.4%
Scranton—Wilkes-Barre—Hazleton	318,986	0.0%
Seattle-Bellevue-Everett	5,495,351	0.7%
Sheboygan	140,000	0.0%
Sioux Falls	110,000	0.0%
South Bend	1,046,514	0.1%
Spokane	172,500	0.0%
Springfield	3,857,502	0.5%
Stamford-Norwalk	560,000	0.1%
State College	244,500	0.0%
Stockton-Lodi	10,780,513	1.4%
St. Louis, MO-IL	770,700	0.1%
Tacoma	3,547,141	0.5%
Tallahassee	110,500	0.0%
Tampa-St. Petersburg-Clearwater	17,213,804	2.2%
Terre Haute	62,955	0.0%
Toledo	653,242	0.1%
Trenton	90,000	0.0%
Tucson	527,256	0.1%
Tyler	244,750	0.0%
Vallejo-Fairfield-Napa	4,343,997	0.6%
Ventura	1,860,375	0.2%
Vineland-Millville-Bridgeton	310,500	0.0%
Visalia-Tulare-Porterville	2,057,384	0.3%
Washington, DC-MD-VA-WV	41,121,776	5.3%
Waterbury	200,000	0.0%
West Palm Beach-Boca Raton	10,133,610	1.3%
Wilmington	148,000	0.0%
Wilmington-Newark, DE-MD	902,200	0.1%
Worcester, MA-CT	2,464,586	0.3%
Yakima	516,772	0.1%
Yolo	1,243,033	0.2%
York	830,784	0.1%
Youngstown-Warren	132,700	0.0%
Yuba City	898,649	0.1%

Total:	774,278,089	100.00%